LONG-TERM DEBT (Tables)	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Schedule of long-term debt instruments
The Company’s long-term debt, all of which was held by Nerdy LLC, consisted of the following:

	December 31,
	2021	2020
Loan and security agreement	$—	$39,000
Promissory note	—	8,293
Paid-in-kind interest	—	283
End of term charge	—	399
Less: Debt issuance costs, net	—	(396)

Total debt	$—	$47,579
Less: Current portion of long-term debt	—	6,535

Total long-term debt	$—	$41,044